MANAGEMENT TECHNOLOGIES, INC.
                                630 THIRD AVENUE
                            NEW YORK, NEW YORK 10017



                                   December 22, 1995



Israel Trading Fund Ltd.
50 Broad Street
New York, N.Y.  10017

Gentlemen:

          This letter hereby amends that certain agreement dated December 15, 1995 between us (the `Agreement'') as follows:

     1. Paragraph 1 is hereby amended to increase the amount of Series A Debentures from $1,250,000 to $1,950,000, and wherever said amount is mentioned in the Agreement it is hereby amended to read $1,950,000.

I.        2.   Other that as set forth above, all other terms of the Agreement shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement this 20th day of December, 1995.

                              MANAGEMENT TECHNOLOGIES, INC.

                              /s/ Peter Morris
                                   By:  Peter Morris
                                        President & COO
Agreed To and Accepted By:

SELECT CAPITAL ADVISORS, INC.


By: /s/ Ronald G. Williams
Ronald G. Williams, President

ISRAEL TRADING FUND LTD.

By: